UNITED STATED
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2021

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39138	84-298489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, FL 40

New York, New York

10036
(Address of principal executive offices, including zip code)

(212) 823-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	AMHCU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AMHC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one for one share of Class A Common Stock for $11.50 per share	AMHCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on November 22, 2019, the outstanding warrants (“Warrants”) to purchase common stock of Amplitude Healthcare Acquisition Corporation (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, including with the Company’s independent registered public accounting firm, the Company has concluded that its warrants should be presented as liabilities with subsequent fair value remeasurement.

On May 16, 2021, the Audit Committee of the Board of Directors of the Company concluded, in consultation with the Company’s management, that (i) the Company’s previously issued financial statements for the period from August 13, 2019 (Inception) through December 31, 2019 and the year ended December 31, 2020, which were included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 30, 2021 (the “Original Filing”), (ii) its previously issued financial statements for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and (iii) certain items on its previously issued audited balance sheet dated as of November 22, 2019, the date on which the Company’s initial public offering closed, that were previously reported in a Current Report on Form 8-K filed with the SEC on November 27, 2019 (collectively, the “Affected Periods”) should no longer be relied upon due to a misapplication of the guidance around accounting for certain of the Company’s Warrants.

Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon. In addition, the audit report of the Company’s current independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”) included in the Original Filing should no longer be relied upon. The Company will file an amendment to the Original Filing, which will include the restated financial statements for the Affected Periods.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum. Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION

By:	/s/ Bala Venkataraman
Name:	Bala Venkataraman
Title:	Chief Executive Officer

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